                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                   FORM 8-K/A

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                      ------------------------------------

                         Date of Report: April 14, 1999





                             Carreker-Antinori, Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                 0-24201                75-1622836
   --------------      ------------------------  -----------------------
     (State of         (Commission File Number)      (IRS Employer
   Incorporation)                                  Identification No.)




                        14001 N. Dallas Parkway, TX 75240
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               (Address of principal executive offices) (Zip Code)


                                 (972) 458-1981
                           ---------------------------
              (Registrant's telephone number, including area code)


                                      [N/A]
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

                             CARREKER-ANTINORI, INC.
                                   FORM 8-K/A

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

On January 29, 1999, Carreker-Antinori, Inc. (the "Company") acquired Genisys Operation, Inc., a Texas corporation ("Genisys"), pursuant to a merger transaction that also included the shareholders of Genisys, Kevin J. Taylor, Ronald W. Kreykes, Thomas R. Flannery, Robert A. Walsh and Patrick M. Rogal-Davis (the "Genisys Acquisition"). Genisys provides track and trace software and maintenance solutions to financial institutions.

(a)     Financial Statements of Business Acquired.

            The required financial statements are set forth in exhibit 99.1 attached hereto.

(b)     Pro Forma Financial Information

            The required financial statements are set forth in exhibit 99.1 attached hereto.

(c)     Exhibits

        Number      Exhibit Description
        ------      -------------------
        23.1        Consent of Independent Auditors
        99.1        Consolidated Financial Statements of Carreker-Antinori, Inc.
                    as of January 31, 1999 and 1998 and for the three fiscal
                    years ended January 31, 1999.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             CARREKER-ANTINORI, INC.

By: /s/  John D. Carreker, Jr.                      Date: April 14, 1999
         -------------------------
         John D. Carreker, Jr.
         Chairman of the Board and
         Chief Executive Officer



By: /s/  Terry L. Gage                              Date: April 14, 1999
         -------------------------
         Terry L. Gage
         Executive Vice President and
         Chief Financial Officer